Intangible assets (Tables)	12 Months Ended
Dec. 31, 2024
Intangible assets
Schedule of intangible assets

	Development	Patents and
(in EUR 000)	cost	licenses	Total
Cost
Opening value at January 1, 2023	41,073	591	41,664
Additions	8,085	—	8,085
Other	(487)	—	(487)
Cost at December 31, 2023	48,671	591	49,262
Additions	4,739	—	4,739
Cost at December 31, 2024	53,410	591	54,001
Amortization
Opening amortization at January 1, 2023	(1,608)	(84)	(1,692)
Amortization	(920)	(42)	(962)
Amortization at December 31, 2023	(2,528)	(126)	(2,654)
Amortization	(924)	(42)	(966)
Amortization at December 31, 2024	(3,452)	(168)	(3,620)
Net book value at December 31, 2023	46,143	465	46,608
Net book value at December 31, 2024	49,958	423	50,381

Schedule of discount rates and long-term growth rates applied over the expected term that the assets will generate economic benefits

	Europe	US
Discount rate	9.7%	10.5%